 <                                                                  Exhibit 10.1(a)

                            AMENDED FINANCE AGREEMENT

                                  by and among

                 WELLS FARGO FINANCIAL PREFERRED CAPITAL, INC.,

                                       AND

                             COASTAL CREDIT, L.L.C.

                              Dated April 16, 2001

                                   $60,000,000


                                                        iii
                                                 TABLE OF CONTENTS

                                        i


ARTICLE 5 CONDITIONS TO LOAN..................................................22
  Section 5.1          Documents to be Delivered to WFFPC

                                       ii

                                      iii


                            AMENDED FINANCE AGREEMENT

     This AMENDED FINANCE AGREEMENT is made as of the ___ day of March, 2001, by and among COASTAL CREDIT, L.L.C. ("Borrower"), a Virginia limited liability with its principal office located at 3852 Virginia Beach  Boulevard,  Virginia Beach,
Virginia 23452, and WELLS FARGO FINANCIAL PREFERRED CAPITAL, INC. ("WFFPC"),  an
Iowa  corporation  with its principal  office located at 206 Eighth Street,  Des
Moines, Iowa 50309.

                                   BACKGROUND

     WFFPC and the Borrower have entered into a certain Finance Agreement, dated as of September 14, 1998, pursuant to which WFFPC established a revolving credit facility in favor of the Borrower on and subject to the terms and conditions set forth therein. The Borrower has requested that WFFPC extend the Termination Date as defined in the Finance  Agreement  from September 30, 2001 until December 31,
2004. The Lender has agreed to so extend the  Termination  Date, by amending the
Finance Agreement on and subject to the terms and conditions set forth herein.

     NOW,  THEREFORE,  for good and  valuable  consideration,  the  receipt  and sufficiency of which are hereby acknowledged,  and intending to be legally bound hereby, the parties covenant and agree as follows:

                                    ARTICLE 1
                                   DEFINITIONS

     Section 1.1 Certain  Definitions.  The terms  defined in this  Section 1.1, whenever  used and  capitalized  in this  Finance  Agreement  shall,  unless the context otherwise requires, have the respective meanings herein specified.

     "Advance"  means each advance of the Loan made to the Borrower  pursuant to
Section 2.1 hereof.

     "Affiliate" means (i) any person who or entity which directly or indirectly owns,  controls or holds 5% or more of the  outstanding  beneficial  interest in
Borrower;  (ii) any  entity  of which 5% or more of the  outstanding  beneficial interest is directly or indirectly owned, controlled, or held by Borrower; (iii)
any entity which  directly or indirectly is under common  control with Borrower;
(iv) any officer, director, partner or employee of Borrower or any Affiliate; or
(v) any immediate family member of any person who is an Affiliate.  For purposes of this definition,  "control" means the possession,  directly or indirectly, of the power to direct or cause the direction of the  management and policies of an entity,  whether  through the ownership of voting  securities,  by contract,  or otherwise.

     "Agreement"  means this Finance  Agreement  and all exhibits and  schedules hereto, as the same may be amended, modified or supplemented from time to time.

     "Availability Statement" means the certificate in substantially the form of
Exhibit B hereto to be submitted by the Borrower to WFFPC in accordance with the provisions of Section 2.1 and Section 3.3 hereof.

     "Bankruptcy   Code"  means  the  United  States   Bankruptcy  Code  as  now
constituted  or hereafter  amended and any similar  statute or law affecting the rights of debtors.

     "Base  Rate"  means for any date of  determination  the LIBOR Rate for such date.

     "Books and Records"  means all of the  Borrower's  original  ledger  cards,
payment   schedules,   credit   applications,   contracts,   lien  and  security
instruments,  guarantees  relating in any way to the  Collateral and other books and  records  or  transcribed  information  of any type,  whether  expressed  in electronic form in tapes, discs, tabulating runs, programs and similar materials now or hereafter in existence relating to the Collateral.

     "Borrower"  means Coastal  Credit,  L.L.C.,  a Virginia  limited  liability company, and its respective successors and assigns.

     "Borrower's  Loan Account" has the meaning assigned to that term in Section
2.1 of this Agreement.

     "Borrowing  Base" means, as of the date of  determination,  an amount up to
84% of the aggregate balance of outstanding Eligible Receivables net of unearned interest, fees, commissions and discounts.

     "Business  Day"  means any day  except a  Saturday,  Sunday or other day on which  national  banks  are  authorized  by  law  to  close  including,  without limitation, United States federal government holidays.

     "Capital Base" means the sum of the Borrower's  Tangible Net Worth,  net of the amount  required as Allowance for Loan Losses under Section 6.4(c) hereof or to be charged-off under Section 6.4(e) hereof, plus Subordinated Debt.

     "Code"  means the Internal  Revenue  Code of 1986,  as amended from time to time, and regulations with respect thereto in effect from time to time.

     "Collateral" means

     (i)  All of the Borrower's Receivables,  now owned or existing or hereafter arising or acquired;

     (ii) All collateral,  security and guaranties now or hereafter in existence for any Receivables;

     (iii)All  insurance  related  to  any  Receivables,  to any  collateral  or security  for any  Receivables  or to any  obligor  in  respect of any
          Receivables  and all proceeds of such  insurance  (including,  without limitation, all non-filing insurance, credit insurance and credit life insurance  related to any  Receivables,  to any collateral or


          security  for any  Receivables,  or to any  obligor  in respect of any
          Receivables and all proceeds of such insurance);

     (iv) All of the  Borrower's  Books and Records  related to any  Receivables including  all  computers and computer  related  equipment,  tapes and software;

     (v)  All notes, drafts, deposit accounts, acceptances,  documents of title, deeds,  policies and policies or certificates of insurance  (including without limitation credit insurance, credit life insurance, non-filing insurance and title  insurance) and securities  (domestic and foreign)
          now or hereafter  owned by the Borrower or in which Borrower has or at any time acquires an interest in connection with any Receivables;

     (vi) All  of  the  Borrower's  Accounts,  Documents,  Instruments,  General
          Intangibles  and  Chattel  Paper as defined in Section  1.2(b) of this
          Agreement, now owned or existing or hereafter arising or acquired, and all payment obligations owed to the Borrower, now owned or existing or hereafter arising or acquired; together with all collateral,  security and guaranties now or hereafter in existence for any of the foregoing;
          and

     (vii) All cash and non-cash proceeds of all the foregoing.

     "Collections" means payment of principal, interest and fees on Receivables, the cash and non-cash proceeds realized from the enforcement of such Receivables and any security therefor, or the Collateral,  proceeds of credit, group life or non-filing insurance,  or proceeds of insurance on any real or personal property which is part of the collateral for the Receivables.

     "Commitment"  means the maximum principal amount which WFFPC has agreed may be loaned to the Borrower, jointly and severally,  pursuant to Article 2 hereof, being, on the date hereof, $60,000,000.00.

     "Consumer Finance Laws" means all applicable laws and regulations, federal, state and local,  relating to the extension of consumer credit, and the creation of a security  interest in personal  property or a mortgage in real  property in connection therewith, as the case may be, and laws with respect to protection of consumers'  interests in connection with such  transactions,  including  without limitation,  any usury laws, the Federal  Consumer  Credit  Protection  Act, the
Federal Fair Credit  Reporting Act, RESPA, the  Magnuson-Moss  Warranty Act, the
Federal Trade  Commission's Rules and Regulations and Regulations B and Z of the
Federal Reserve Board, as any of the foregoing may be amended from time to time.

     "Consumer  Purpose  Loans"  means  loans  to one or  more  individuals  the proceeds  of which are used to  purchase  goods,  services  or  merchandise  for personal, household or family use.

     "Credit  Documents"  means  this  Agreement,  the Note,  the  Subordination
Agreement(s),  the Custodian  Agreement(s) and any and all additional documents, instruments, agreements and other writings executed and delivered pursuant to or in connection with this Agreement.


     "Custodian  Agreement" means that certain Custodian Agreement dated of even date herewith by and between WFFPC, the Borrower,  and an individual  custodian, substantially  in the form  attached  hereto  as  Exhibit  C, as the same may be amended, modified, restated or extended from time to time.

     "Debt" means, as of the date of determination, all outstanding indebtedness
(other than deferred loan  origination fees of the Borrower)  including  without limitation (a) all loans made by WFFPC to the Borrower;  (b) accounts payable as of the date of  determination;  (c) income tax liabilities;  (d) mortgages;  (e)
deposits and debenture instruments; and (f) Subordinated Debt.

     "Default" means an event,  condition or circumstance which, with the giving of notice or the passage of time, or both, would constitute an Event of Default.

     "EBITDA  Ratio"  means  Borrower's  earnings  before  payments of interest, taxes,  depreciation and amortization expense for the twelve month period ending on the date of determination as a percent of interest expense during such twelve month period in accordance with GAAP principles  pursuant to Section 6.4 of this
Agreement.

     "Eligible Receivables" means, as of the date of determination,  Receivables
(net of unearned  interest  and  unearned  discount or  insurance  premiums  and commissions  thereon) which are Chattel  Paper,  which conform to the warranties set forth in Section 4.1 hereof,  in which WFFPC has a validly  perfected  first priority Lien, and which are not any of the following: (i) Receivables for which a payment is 90 or more days past due on a contractual  basis;  (ii) Receivables which have been deferred more than two times during any rolling  12-month period based on the origination  date of the contract,  or more than six times over the contract  term;  (iii)  Receivables  subject  to  foreclosure,  repossession  or bankruptcy  proceedings  or the account debtor with respect to which is a debtor under  the  Bankruptcy  Code;  (iv)  Receivables  from  officers,  employees  or shareholders of the Borrower or any Affiliate;  (v) Interest Only Accounts; (vi)
Receivables missing titles after 120 days from their origination date; and (vii)
Receivables  which,  in  WFFPC's  reasonable   discretion,   do  not  constitute
acceptable collateral.

     "Environmental Control Statutes" means any federal, state, county, regional or local  laws  governing  the  control,  storage,  removal,  spill,  release or discharge of Hazardous  Substances,  including without  limitation  CERCLA,  the
Solid Waste Disposal Act, as amended by the Resource  Conservation  and Recovery
Act of 1976 and the  Hazardous and Solid Waste  Amendments of 1984,  the Federal
Water  Pollution  Control  Act, as amended by the Clean  Water Act of 1976,  the
Hazardous  Materials  Transportation  Act, the Emergency  Planning and Community
Right to Know Act of 1986,  the National  Environmental  Policy Act of 1975, the
Oil Pollution Act of 1990,  any similar or  implementing  state law, and in each case including all amendments thereto and all rules and regulations  promulgated thereunder and permits issued in connection therewith.

     "EPA"  means the United  States  Environmental  Protection  Agency,  or any
successor thereto.


     "ERISA"  means the Employee  Retirement  Income  Security Act of 1974,  all
amendments thereto, and any successor statute of similar import, and regulations thereunder,  in each case as in effect from time to time. References to sections of ERISA shall be construed to refer to any successor sections.

     "Event of Default"  has the  meaning  assigned to that term in Article 8 of this Agreement.

     "GAAP"  means  generally  accepted  accounting   principles  applied  on  a
consistent basis, in accordance with the Statement of Auditing Standards No. 69,
"The Meaning of Present Fairly in Conformity with Generally Accepted  Accounting
Principles  in  the  Independent  Auditor's  Report"  (SAS  69)  or  superseding pronouncements, issued by the Auditing Standards Board of the American Institute
of Certified Public Accountants and/or in statements of the Financial Accounting
Standards  Board and/or in such other  statements  by such other entity as WFFPC may reasonably approve, which are applicable in the circumstances as of the date in question.  The  requirement  that such  principles be applied on a consistent basis shall mean that the accounting principles observed in a current period are comparable in all material respects to those applied in a preceding period,  or, in the event of a material change in any accounting principle from that observed in any previous period (i) financial  reports covering  preceding periods during the term of this  Agreement  are  restated to reflect  such change and provide a consistent basis for comparison  among periods and (ii) the financial  covenants set forth in Section  6.4 shall be adjusted  as  determined  by WFFPC to reflect similar performance  standards as those measured by the existing covenants using the previously observed accounting principles.

     "Hazardous Substance" means any toxic, reactive,  corrosive,  carcinogenic,
flammable  or  hazardous   pollutant  or  other  substance,   including  without
limitation  petroleum and items  defined in  Environmental  Control  Statutes as
"hazardous substances," "hazardous wastes," "pollutants" or "contaminants."

     "Intangible Assets" means all assets of any person or entity which would be classified  in  accordance  with GAAP as intangible  assets,  including  without
limitation  (a)  all  franchises,   licenses,  permits,  patents,  applications,
copyrights,  trademarks,  trade names,  goodwill,  experimental  or organization expenses  and other like  intangibles,  and (b)  unamortized  debt  discount and expense and unamortized stock discount and expense.

     "Interest-Only  Accounts" means those  Receivables on which collections are applied entirely to interest and expense charges,  with no portion thereof being required  to  reduce  the  principal  balance  on the loan  prior to the  stated
maturity of such accounts.

     "LIBOR Rate" means the  one-month  "LIBOR" rate for any day as found in the
Wall  Street  Journal,   Interactive   Edition,  or  any  successor  edition  or
publication.

     "Lien" means any mortgage,  deed of trust, pledge, lien, security interest, charge or other  encumbrance or security  arrangement of any nature  whatsoever,
including   without   limitation  any   conditional   sale  or  title  retention
arrangement,  and any assignment,  deposit  arrangement or lease intended as, or having the effect of, security.


     "Loan"  means  the  aggregate  principal  amount  advanced  by WFFPC to the
Borrower  pursuant  to Section 2.1 of this  Agreement,  together  with  interest accrued thereon and fees and costs incurred in connection therewith.

     "Loan  Availability"  means the amount  available  for Advances  under this
Agreement  on any  date  as  determined  in  accordance  with  the  Availability
Statement submitted to WFFPC on such date in accordance with Section 3.3.

     "Local Authorities" means individually and collectively the state and local governmental  authorities  which  govern the business  and  operations  owned or conducted by the Borrower or any of them.

     "Note" means the promissory note to this Agreement of the Borrower in favor of WFFPC in  substantially  the form of Exhibit D to this Agreement,  evidencing the  obligation of the Borrower to repay the Loan,  and any and all  amendments, renewals, replacements or substitutions therefor.

     "Obligations" means each and every debt,  liability and obligation of every type and description  which the Borrower may now or at any time hereafter owe to
WFFPC  (whether such debt,  liability or  obligation  now exists or is hereafter created or incurred, whether it arises in a transaction involving WFFPC alone or in a transaction  involving other  creditors of the Borrower,  and whether it is direct or indirect,  due or to become due,  absolute or  contingent,  primary or secondary,  liquidated or  unliquidated,  or sole,  joint,  several or joint and several),  and including  specifically,  but not limited to, all indebtedness of the Borrower arising under this Agreement, the Note, or any other loan or credit agreement  between the  Borrower  and WFFPC,  whether now in effect or hereafter entered into and  including,  without  limitation,  all Loans and  Reimbursement
Obligations.

     "PBGC" means the Pension  Benefit  Guaranty  Corporation,  or any successor thereto.

     "Plan" means any employee  benefit plan subject to the  provisions of Title
IV of ERISA which is maintained in whole or in part for employees of Borrower or any affiliate of Borrower.

     "Property"  means any  interest in any kind of  property or asset,  whether real, personal or mixed, or tangible or intangible.

     "Receivables"  means all lien,  title  retention  and security  agreements, chattel mortgages,  chattel paper, bailment leases, installment sale agreements, instruments,  consumer  finance  paper  and/or  promissory  notes  securing  and evidencing loans made, and/or time sale transactions acquired, by the Borrower.

     "Reportable Event" has the meaning assigned to that term in Section 4.13 of this Agreement.

     "Request for Advance" means the  certificate in the form attached hereto as
Exhibit A to be  delivered  by Borrower to WFFPC as a condition  of each Advance pursuant to Section 2.7 hereof.


     "Restricted  Payments" means payments by the Borrower which  constitute (a)
redemptions, repurchases, dividends or distributions of any kind with respect to
Borrower's membership interest or any warrants, rights or options to purchase or otherwise acquire any shares of Borrower's  membership  interest or (b) payments of principal or interest on Subordinated Debt.

     "Schedule of Receivables  and  Assignment"  means a schedule in the form of
Exhibit E to this Agreement to be submitted by the Borrower to WFFPC pursuant to
Section 2.1 and Section 3.3 hereof,  describing  the  Receivables  assigned  and pledged to WFFPC,  for the benefit of WFFPC,  on the date hereof and  thereafter for the period to which such schedule  relates and confirming the assignment and pledge of such Receivables.

     "Senior  Debt"  means  all  indebtedness  of  the  Borrower  not  expressly subordinated or junior to any other indebtedness of Borrower.

     "Senior  Debt to  Capital  Base  Ratio"  means the ratio of Senior  Debt to
Capital Base.

     "Subordinated  Debt" means any  indebtedness  of the  Borrower for borrowed money  which  has a  maturity  beyond 1 year  after the date  hereof  and has an initial term of at least 1 year and which shall contain provisions subordinating the payment of such indebtedness and the liens and security  interests  securing such  indebtedness to Senior Debt, in form,  substance and extent  acceptable to
WFFPC, in its sole discretion.

     "Subordination   Agreement"   means,   individually,   and   "Subordination
Agreements" means,  collectively,  the Subordination Agreements substantially in the from of Exhibit F to this  Agreement,  that were  executed and  delivered to
WFFPC by each holder of  Subordinated  Debt  pursuant  to Section  5.1(i) of the
Finance  Agreement  dated as of September  14, 1998, as the same may be amended, modified, restated or extended from time to time.

     "Subsidiary"  of any entity  means any  corporation  of which  such  entity directly or indirectly  owns or controls at least a majority of the  outstanding stock having general voting power.  For purposes of this  definition,  "control"
means the  possession,  directly or indirectly,  of the power to direct or cause the direction of the management and policies of an entity,  whether  through the ownership of voting securities, by contract, or otherwise.

     "Tangible  Net Worth"  means,  at any date,  the  amount of the  membership equity of the  Borrower on a  consolidated  basis (but  excluding  the effect of intercompany  transactions)  minus, to the extent not otherwise excluded (i) the cost of membership units purchased or redeemed by the Borrower;  (ii) the amount equal to the value shown on its books of Intangible Assets, including the excess paid for assets  acquired over their  respective book values on the books of the corporation from which acquired;  and (iii) investments in and loans to members, directors,  officers, employees,  Subsidiaries and affiliated entities; and (iv)
accounts and Receivables 180 days or more contractually delinquent.

     "Termination Date" means the earlier of (a) December 31, 2004, as such date may be extended from time to time in accordance  with the  provisions of Section
2.4 of this Agreement; or (b) the date on which the Commitment is terminated and the Loan becomes due and payable pursuant to Section 9.1.


     "Total  Liabilities"  means all  liabilities of Borrower,  as determined in accordance with GAAP.

     "WFFPC"  means Wells  Fargo  Financial  Preferred  Capital,  Inc.,  an Iowa
corporation, and its respective successors and assigns.

     Section 1.2 Rules of Construction.

     (a) Accounting Term.  Except as otherwise  provided  herein,  financial and accounting  terms  used  in the  foregoing  definitions  or  elsewhere  in  this
Agreement shall be defined in accordance with GAAP.

     (b) Uniform  Commercial Code.  Except as otherwise  provided herein,  terms used in the  foregoing  definitions  or  elsewhere  in this  Agreement  that are
defined  in  the  Uniform   Commercial  Code,   including  without   limitation,
"Accounts",  "Documents",  "Instruments",  "General  Intangibles",  and "Chattel
Paper" shall have the respective meanings described to such terms in the Uniform
Commercial Code as in effect in the State of Iowa from time to time.

                                   ARTICLE 2
                          THE REVOLVING CREDIT FACILITY

     Section 2.1 The Loan.  Until the Termination  Date and subject to the terms and conditions of this Agreement, WFFPC shall, upon the prior application of the
Borrower,  from time to time, make Advances to the Borrower on or after the date of this Agreement,  which the Borrower may repay and reborrow from time to time, in the maximum  principal  amount at any one time  outstanding not to exceed the lesser of the amount of the Commitment or the Borrowing Base in effect as of the date of determination, as follows:

     (a) WFFPC shall  establish  on its books an account in the name of Borrower
(the "Borrower's Loan Account").  A debit balance in the Borrower's Loan Account shall reflect the amount of the  Borrower's  indebtedness  to WFFPC from time to time by reason of Advances and other  appropriate  charges  (including,  without limitation,  interest charges) hereunder.  At least once each month, WFFPC shall provide  to the  Borrower a  statement  of the  Borrower's  Loan  Account  which statement shall be considered correct except in the case of malfeasant error and accepted by the Borrower and  conclusively  binding upon the Borrower unless the
Borrower notifies WFFPC to the contrary within 60 days of WFFPC's providing such statement to the Borrower.

     (b) The Borrower  shall  prepare a completed  Availability  Statement as of each  month  end and  forward  such  statement  to  WFFPC by the 15th day of the following month.

     (c) Each Advance made hereunder  shall, in accordance with GAAP, be entered as a debit to the Borrower's  Loan Account,  and shall be in a principal  amount which,  when  aggregated  with all other  Advances then  outstanding,  shall not exceed the lesser of the then effective Borrowing Base or Commitment.


     (d) The Loan  shall be due and  payable to WFFPC on the  Termination  Date.
Upon the occurrence of an Event of Default, WFFPC shall have rights and remedies available to it under Article 9 of this Agreement.

     Section 2.2 The Note. The  indebtedness  of the Borrower to WFFPC hereunder shall be evidenced by a Note  executed by the Borrower in favor of WFFPC,  which shall be  substantially  in the form of Exhibit D of this  Agreement,  dated the same date as this  Agreement.  Said Note  shall be  executed  and  delivered  in substitution  for and replacement of, but not in payment or satisfaction of, the
Borrower's  Secured  Promissory Note, dated as of September 14, 1998, payable to the order of the Lender,  in the stated  principal  amount of  $60,000,000.  The principal amount of the Note will be  $60,000,000.00;  provided,  however,  that notwithstanding the face amount of the Note, Borrower's liability under the Note shall be limited at all times to its actual  indebtedness  (principal,  interest and fees) then outstanding and owing to WFFPC hereunder.

     Section  2.3 Method of Payment.  The  Borrower  shall make all  payments of principal  and  interest on the Note in lawful  money of the United  States;  of
America and in funds  immediately  available by wire  transfer,  to WFFPC at its address  referred to in Section 10.3 of this  Agreement or at such other address as WFFPC otherwise directs. Whenever any payment is due on a day, which is not a
Business  Day,  the date for payment  shall be  extended to the next  succeeding
Business Day and interest shall be paid for such extended time.

     Section 2.4 Extension and Adjustment of Termination  Date.  Upon the mutual agreement  of all  parties  to  this  agreement,  the  Termination  Date  may be extended. Any extension to the Termination Date shall be in writing and executed by the authorized representatives of each party.

     Section  2.5  Use of  Proceeds.  Advances  shall  be used  to  finance  the
Borrower's  portfolios  of  Consumer  Purpose  Loans which  constitute  Eligible
Receivables.

     Section 2.6 Interest.

     (a) In the absence of an Event of Default or Default  hereunder,  and prior to maturity, the outstanding balance of the Loan will bear interest at an annual rate determined in accordance with the following formula:

          (i)  Interest  shall  accrue at the Base Rate plus  2.85%  during  any calendar  quarter  immediately  following the end of a quarter in which the
     Borrower's Senior Debt to Capital Base Ratio is less than 2.

          (ii)  Interest  shall  accrue at the Base Rate plus  3.10%  during any calendar  quarter  immediately  following the end of a quarter in which the
     Borrower's  Senior  Debt to Capital  Base Ratio  equals or exceeds 2 but is
     3.25 or less.

          (iii)  Interest  shall  accrue at the Base Rate plus 3.35%  during any calendar  quarter  immediately  following the end of a quarter in which the
     Borrower's Senior Debt to Capital Base Ratio exceeds 3.25.


Interest  shall be  payable  monthly  in  arrears on the first day of each month commencing  on the first  such date after the first  Advance  under the Loan and continuing  until the  Commitment  is  terminated  and  Borrower's  indebtedness thereunder is paid in full. Interest as provided hereunder will be calculated on the basis of a 360 day year and the actual number of days elapsed.

     The rate of  interest  provided  for  hereunder  is subject to  increase or decrease  when  and as  the  Base  Rate  increases  or  decreases  in an  amount corresponding  to the change in the Base Rate.  Any such change in interest rate hereunder shall take effect the first day of the month following a change in the
Base Rate.

     (b)  Notwithstanding  the  foregoing,  upon the  occurrence  and during the continuance  of an  Event of  Default  or  Default  hereunder,  including  after maturity and before and after  judgment,  Borrower hereby agrees to pay to WFFPC interest  on the  outstanding  principal  balance of the Loan and, to the extent permitted by law, overdue  interest with respect  thereto,  at the rate of 2.50%
per annum above the rate otherwise applicable to the Loan.

     Section 2.7 Advances.

     (a) Borrower  shall notify WFFPC in writing not later than 10:00 a.m.,  Des
Moines,  Iowa, time, on the date of each requested Advance under the Commitment, specifying the date, amount and purpose of the Advance.  Such notice shall be in the form of the Request for Advance attached as Exhibit A, shall be certified by the President or Treasurer (or such other authorized  person as Borrower directs from time to time) of Borrower and shall contain the following  information  and representations,  which shall be deemed  affirmed and true and correct as of the date of the requested Advance:

          (i) the aggregate amount of the requested  Advance,  which shall be in multiples of  $25,000.00  but not less than the lesser of $25,000.00 or the unborrowed balance of the Commitment;

          (ii) confirmation of Borrower's  compliance with Sections 2.1(c),  6.4 and 7.1  through  7.12  both  immediately  prior to and after  making  such
     Advance; and

          (iii) statements that the  representations and warranties set forth in
     Article 4 are true and correct as of the date of the  Advance;  no Event of
     Default or Default has occurred and is then continuing;  and that there has
     been  no  material  adverse  change  in  Borrower's   financial  condition,
     operations  or business  since the date of the  monthly and audited  annual financial  statements most recently delivered by Borrower to WFFPC pursuant to  Sections  5.1(k)  or  6.2  of  this  Agreement.

     (b)  Subject to the  satisfaction  of the  conditions  set forth in Section
2.7(a) and 5.2,  and the other  terms of this  Agreement,  WFFPC  shall make the requested  Advance  available  to  Borrower  by wiring such amount to an account designated  by Borrower and in Borrower's  name,  or as otherwise  instructed by
Borrower,  not later than 5:00 p.m.,  Des Moines,  Iowa,  time on the day of the requested Advance.

     (c) Each  request  for an Advance  pursuant  to this  Section  2.7 shall be irrevocable and binding on Borrower.

                                       10

     Section 2.8 Prepay.

     (a) Optional  Prepayments.  Borrower may prepay the Loan from time to time, in full or in part not to exceed  $100,000  without  notice,  and,  in part,  in excess of $100,000 upon 7 Business  Day's prior notice to WFFPC without  premium or  penalty,  provided  that (i) in the event  Borrower  repays the Loan in full prior to the first  anniversary of this Agreement,  the Borrower shall pay a sum equal  to 1% of the  Commitment  as a  prepayment  penalty;  (ii)  in the  event
Borrower repays the Loan in full after the first anniversary of the date of this
Agreement and prior to the second anniversary of the date of this Agreement, the
Borrower  shall  pay a sum  equal  to .25%  of the  Commitment  as a  prepayment penalty;  (iii) if the Loan is  prepaid  in full at any time  after  the  second anniversary  of the date of this  Agreement,  the  Borrower  shall  not  incur a penalty for prepayment; (iv) prepayments shall be in a minimum amount of $10,000 and $10,000 increments in excess thereof;  and (v) partial  prepayments prior to the Termination  Date shall not reduce WFFPC's  Commitment  under this Agreement and may be reborrowed, subject to the terms and conditions hereof for borrowing, and partial  prepayments  will be applied first to accrued interest and fees and then to outstanding Advances.

     (b) Mandatory Prepayments.  In the event that amounts outstanding hereunder at any time exceed the Borrowing Base (whether  established  by an  Availability
Statement or  otherwise)  Borrower  shall pay to WFFPC  immediately  and without demand  or  notice  of  any  kind  required,  the  amount  by  which  Borrower's indebtedness hereunder exceeds the Borrowing Base then applicable, together with all accrued  interest  on the amount so paid and any fees and costs  incurred in connection therewith.

     Section 2.9 Fees.  Borrower  shall pay to WFFPC,  at WFFPC's  offices,  the following:

     (a) Administrative Fee. An administrative fee of $2,500.00 shall be due and payable  monthly in  arrears  on the first day of each month  during the term of this Agreement and continuing  until the Commitment is terminated and Borrower's indebtedness thereunder is paid in full, in which event a monthly installment of the administrative fee shall be paid on the date of such termination.

     (b) Unused Line Fee.  Borrower  shall pay an unused line fee at the rate of
1/8th of 1% per annum  (computed  on the basis of a 360 day year and the  actual number of days elapsed) on the average daily unused  Commitment.  Such fee shall be  payable  monthly  in  arrears  on the  first day of each  month,  and on the
Termination  Date,  unless the  Commitment  is terminated on an earlier date, in which event the unused line fee shall be paid on the date of such termination.

                                   ARTICLE 3
                                    SECURITY

     Section 3.1 Security Interest. To secure the payment and performance of the
Obligations,  the Borrower  hereby grants to WFFPC a continuing  general Lien on and a continuing  security interest in all of the Collateral,  wherever located, whether now owned or hereafter acquired,  existing or created, together with all replacements  and  substitutions  therefor,  and the cash and non-cash  proceeds thereof.  The Liens and security  interests of WFFPC in the

                                       11

Collateral  shall be first and prior perfected Liens and security  interests and may be retained by WFFPC until all of the Borrower's liabilities and obligations to WFFPC have been indefeasibly satisfied in full and the Commitment has expired or otherwise has been terminated.

     Section 3.2 Financing  Statements.  Before the execution of this Agreement,
Borrower will have executed and delivered financing  statements to WFFPC in form satisfactory  to WFFPC  sufficient to perfect WFFPC's  security  interest in the
Collateral which can be perfected by filing a financing statement.

     Section 3.3  Documents  to be  Delivered  to WFFPC.  Concurrently  with the execution and delivery of this  Agreement  and,  thereafter,  by the 15th day of each  month for the prior  month  and at any  other  time as WFFPC may  require,
Borrower  shall  deliver  to WFFPC an  Availability  Statement,  a  Schedule  of
Receivables and Assignment, an aging of Receivables and such other documentation as WFFPC may require;  however, the security interest of WFFPC in the Collateral shall attach  immediately upon the creation or acquisition  thereof by Borrower, regardless  of whether the same be then or  thereafter  delivered to WFFPC.  All
Receivables  of Borrower  shall be stamped  and  assigned to WFFPC as follows to evidence the assignment to WFFPC:

     The within  instrument or agreement is pledged as collateral to Wells Fargo
     Financial Preferred Capital, Inc.

     Borrower shall: (a) deliver to the custodian under the Custodian Agreement, as the bailee and  designee of WFFPC,  or, upon the request of WFFPC,  to WFFPC, the Collateral and all Documents,  General Intangibles and Instruments  relating to Collateral  and, upon request of WFFPC,  deliver to WFFPC or its designee any other  property  in  which  Borrower  has  granted  WFFPC  a  security  interest hereunder,  including,  but not limited to, all of Borrower's  Books and Records including all computers, computer related equipment, tapes and software; and (b)
execute  and  deliver  to WFFPC,  for the  benefit of WFFPC,  such  assignments, mortgages, financing statements,  amendments thereto and continuation statements thereof,  in  form  satisfactory  to  WFFPC,  and  such  additional  agreements, documents or instruments  as WFFPC may, from time to time,  require to evidence, perfect and continue to perfect  WFFPC's  liens and security  interests  granted hereunder.  For purposes of this Article 3, the parties hereto agree that, until the  occurrence  of a default or event of default  under this  agreement,  WFFPC shall  otherwise  direct or  designate,  the  custodian(s)  under the  Custodian
Agreement or  Agreements  as from time to time in effect,  shall be deemed to be the  designee of WFFPC.  WFFPC shall have the right,  at any time  following  an event of default hereunder,  to direct or redirect the delivery of all or any of the  foregoing  items to any other  designee.  WFFPC may in its sole  discretion record or file any such document,  instrument or agreement,  including,  without limitation, this Agreement, as it may from time to time deem desirable.

     Section 3.4 Collections. Notwithstanding the assignment (but not in any way to be deemed or  construed  to impair or affect the  security  interest  granted hereunder) of the Receivables by Borrower to WFFPC, until notice to the contrary is provided to  Borrower  by WFFPC and after the  occurrence  of a Default or an
Event of Default,  Borrower may service, manage, enforce and receive Collections on  Receivables  for the account of WFFPC.  The

                                       12

Borrower  shall  have no power to make any  unusual  allowance  or credit to any obligor without WFFPC's prior written consent.

     Upon notice by WFFPC at any time after the occurrence of a Default or Event of  Default,  WFFPC  may  require  the  Borrower  to  endorse  and  deposit  all
Collections  within one Business Day of receipt thereof and in the original form received  (except for the endorsement of Borrower,  if necessary,  to enable the collection of instruments for the payment of money, which endorsements  Borrower hereby agrees to make) in such account  maintained with such depository as WFFPC may from time to time specify, such account to limit withdrawals by the Borrower therefrom  only to the  order  of  WFFPC,  but to  permit  withdrawals  by WFFPC therefrom without the co-signature of Borrower. Any time after the occurrence of a Default or Event of Default  WFFPC may also require  Borrower to enter into an appropriate  lock box  agreement  with  WFFPC or another  financial  institution acceptable to WFFPC,  in form and content  acceptable to WFFPC,  with respect to opening and maintaining a lock box arrangement  for the  Collections.  Such lock box  agreements  shall be  irrevocable  so long as Borrower is indebted to WFFPC under this Agreement.

     Section 3.5 Additional Rights of WFFPC; Power of Attorney.

     (a) In addition to all the rights granted to WFFPC  hereunder,  WFFPC shall have the right,  at any time following the occurrence and during the continuance of a Default or an Event of Default,  to notify the obligors and account debtors of all Collateral to make payment thereon directly to WFFPC, and to take control of the cash and non-cash proceeds of such Collateral;  provided,  however,  that once such notification is given to such obligors,  it shall not be vitiated by a subsequent cure of such default without the prior written consent of WFFPC. When
Collections  received by WFFPC have been converted  into cash form,  WFFPC shall forthwith  apply the same first in discharge of all  expenses,  fees,  costs and charges  including  attorneys' fees and costs of Collections;  second to pay all interest  accrued under the Note and this Agreement;  third to pay principal due under the Note and this  Agreement;  and then to pay any other sums due to WFFPC under the terms of this Agreement.

     (b) Borrower irrevocably appoints WFFPC its true and lawful attorney,  with power of substitution, to act in the name of Borrower or in the name of WFFPC or otherwise,  for the use and  benefit  of WFFPC,  but at the cost and  expense of
Borrower,  without notice to Borrower: to demand, collect,  receipt for and give renewals,  extensions,  discharges and releases of any Receivables; to institute
and  to  prosecute   legal  and  equitable   proceedings  to  realize  upon  any
Receivables;  to settle,  compromise,  or adjust claims;  to take possession and control in any manner and in any place of any cash or non-cash  items of payment or proceeds  thereof;  to endorse the name of Borrower  upon any notes,  checks, drafts,  money orders,  or other  evidences of payment of  Receivables;  to sign
Borrower's  name  on  any  instruments  or  documents  relating  to  any  of the
Collateral or on drafts against account debtors; to do all other acts and things necessary,  in WFFPC's sole judgment, to effect collection of the Receivables or protect its security interest in the Collateral;  and generally to sell in whole or in part for cash,  credit or property to others or to itself at any public or private sale, assign,  make any agreement with respect to or otherwise deal with the  Receivables as fully and completely as though WFFPC were the absolute owner thereof for all purposes,  except to the extent limited by any  applicable

                                       13

laws and subject to any requirement of notice to Borrower or other persons under applicable laws.

     (c) Borrower  hereby agrees to indemnify  and hold WFFPC  harmless from and
against  any  and  all  expenses,   costs,  liabilities  or  damages  (including
reasonable   attorneys   fees)   sustained   by   WFFPC   by   reason   of   any
misrepresentation,  breach of warranty or breach of covenant by Borrower whether caused by  Borrower or any  obligor,  or whether  caused by any other  person if
Borrower knew of or reasonably  should have known that facts,  circumstances  or information on which Borrower relied were false,  incorrect or incomplete in any material  respect,  and also all court costs and all other expenses WFFPC incurs in enforcing or attempting to enforce payment of the Loan or any Receivables, in supervising the records and proper  management and disposition of the Collection of  Receivables  or in prosecuting or defending any of WFFPC's rights under this
Agreement.

                                   ARTICLE 4
                         REPRESENTATIONS AND WARRANTIES

     Borrower  represents  and  warrants  and shall  continue to  represent  and warrant to WFFPC until the Borrower's  obligations to WFFPC  hereunder have been satisfied  in full  and  the  Commitment  has  expired  or  otherwise  has  been terminated as follows:

     Section 4.1 Representations and Warranties as to Receivables.

     (a) As to the Receivables generally:

          (i) The Borrower  or, where the Borrower was not the original  lender, to the best of Borrower's knowledge, the original lender or seller had full power and  authority  to make the loans (or  other  extensions  of  credit)
     evidenced by the  Receivables  and all such  Receivables  and all Books and
     Records related thereto are genuine, based on enforceable contracts and are in all respects what they purport to be;

          (ii) All Receivables have been duly authorized, executed, delivered by the parties  whose names appear  thereon and are valid and  enforceable  in accordance  with  their  terms;  constitute  Chattel  Paper;  any  chattels described in any  Receivable  are and will be accurately  described and are and will be in the possession of the parties granting the security interest therein; and (A) any applicable filing, recording or lien notation law with respect to any  collateral  securing a Receivable  will have been  complied with to the extent such filing or recording is necessary  under  applicable law to create or perfect  Borrower's  security  interest in such collateral consistent  with its present  policy;  or (B) Borrower  shall have procured non-filing  insurance  from a reputable  insurer in an amount not less than the value of the collateral securing such Receivables;

          (iii) The form and content of all Receivables and the security related thereto and the  transactions  from which they arose comply in all material respects (and in any event in all respects necessary to maintain and ensure the  validity  and  enforceability  of

                                       14

     the  Receivables)  with any and all applicable laws, rules and regulations, including without limitation, the Consumer Finance Laws;

          (iv) The original  amount and unpaid balance of each Receivable on the
     Borrower's Books and Records and on any statement or schedule  delivered to
     WFFPC,  including  without  limitation the Schedule of Receivables,  is and will be the true and correct  amount  actually  owing to Borrower as of the date each  Receivable  is pledged to WFFPC,  is not subject to any claim of reduction, counterclaim,  set-off, recoupment or any other claim, allowance or  adjustment;  and Borrower does not have any knowledge of any fact which would impair the validity or collectibility of any Receivables;

          (v) All security agreements,  title retention  instruments,  mortgages and other  documents  and  instruments  which are security for  Receivables contain  a  correct  and  sufficient  description  of the real or  personal property covered thereby, and, subject to the rights of WFFPC hereunder and the  interests  of Borrower as holder of such  security  agreements,  title retention  instruments or mortgages or other documents or instruments,  are or create first and prior perfected security interests and Liens;

          (vi) The Borrower  has made an adequate  credit  investigation  of the obligor of each  Receivable  and has  determined  that his or her credit is satisfactory and meets the standards  generally observed by prudent finance companies  and is in conformity  in all material  respects with  Borrower's policies and standards; and

          (vii)  The  Borrower  has good  and  valid  indefeasible  title to the
     Receivables,  free  and  clear of all  prior  assignments,  claims,  liens, encumbrances and security interests,  and has the right to pledge and grant
     WFFPC a  first  priority  security  interest  in the  same,  in the  manner provided in this Agreement.

     Section 4.2 Organization and Good Standing. Borrower is a limited liability company  duly  organized  and  validly  existing  under the laws of its state of organization  and has the power and  authority  to  engage  in the  business  it conducts  and is  qualified  and in good  standing in those  states  wherein the nature of business or property owned by it requires such  qualification,  is not required to be qualified in any other state; or if not so qualified,  no adverse effect would result therefrom.

     Section 4.3 Perfection of Security  Interest.  Upon filing of duly executed financing  statements  in all  places  as, in the  opinion  of  counsel  for the
Borrower,  are necessary to perfect the security  interests granted in Article 3 of this  Agreement,  describing  the  Collateral  and disclosing the Borrower as
"Debtor" and WFFPC as "Secured  Party," and stamping the legend  required  under
Section  3.3 of this  Agreement  on such  Collateral,  WFFPC  will  have a first perfected  security interest in the Collateral  superior in right of interest to purchasers  from,  or  creditors or  receivers  or a trustee in  Bankruptcy  of,
Borrower.

     Section  4.4 No  Violations.  The  making  and  performance  of the  Credit
Documents  do not  and  will  not  violate  any  provisions  of any  law,  rule, regulation,  judgment, order, writ, decree, determination or award or breach any provisions of the articles of organization or other organizational  documents of
Borrower, or constitute a default or result in the creation or

                                       15

imposition of any security  interest in, or lien or encumbrance upon, any assets of  Borrower  (immediately  or with the  passage  of time or with the  giving of notice  and  passage  of time,  or both)  under any other  contract,  agreement, indenture or instrument to which Borrower is a party or by which Borrower or its property  is bound and no  failure  of it to comply  with any suit,  law,  rule, regulation,  judgment, order, writ, decree, determination or award would have an adverse effect.

     Section 4.5 Power and Authority.

     (a) Borrower has full power and authority under the law of the state of its organization  and under its articles of organization,  management  agreement and other  organizational  documents to enter into,  execute and deliver and perform the Credit  Documents;  to borrow  monies  hereunder,  to incur the  obligations herein provided for and to pledge and grant to WFFPC a security  interest in the
Collateral; and

     (b) All actions  (organizational or otherwise) necessary or appropriate for
Borrower's execution, delivery and performance of the Credit Documents have been taken.

     Section 4.6 Validity of  Agreements.  Each of the Credit  Documents  is, or
when delivered to WFFPC will be, duly executed and constitute  valid and legally binding obligations of Borrower  enforceable against Borrower in accordance with their respective terms.

     Section 4.7 Litigation.  There is no order,  notice,  claim,  action, suit, litigation,  proceeding  or  investigation  pending  or,  threatened  against or affecting  Borrower,  whether  or not  fully  covered  by  insurance,  except as identified and described on Exhibit G of this Agreement.

     Section 4.8 Compliance.  Borrower is in compliance in all material respects with all applicable laws and  regulations,  federal,  state and local (including all Consumer  Finance  Laws and those  administered  by the Local  Authorities), material to the conduct of its business and operations;  Borrower  possesses all the franchises,  permits, licenses,  certificates of compliance and approval and grants of authority  necessary  or required in the conduct of its business  and, except  as may  be  described  on  Exhibit  G,  the  same  are  valid,  binding, enforceable  and  subsisting  without any  defaults  thereunder  or  enforceable adverse  limitations  thereon,  and are not subject to any proceedings or claims opposing the issuance,  development  or use thereof or  contesting  the validity thereof; and no approvals, waivers or consents,  governmental (federal, state or local) or  non-governmental,  under the terms of  contracts  or  otherwise,  are required by reason of or in connection with Borrower's execution and performance of the Credit Documents.

     Section 4.9 Accuracy of Information; Full Disclosure.

     (a) All financial  statements,  including  any related  schedules and notes appended  thereto,  delivered  and to be  delivered  to WFFPC  pursuant  to this
Agreement have been or will be prepared in accordance  with GAAP and do and will fairly  present  the  financial  condition  of  Borrower  and  its  consolidated
Subsidiaries,  if any, on the dates  thereof and results of  operations  for the periods  covered  thereby and discloses all  liabilities  (including  contingent liabilities)  of any kind of the  Borrower.  WFFPC  acknowledges  receipt of the annual  financial  statements with respect to the fiscal year ended December 31,
2000.

                                       16

     (b) Since the date of the most recent  financial  statements  furnished  to
WFFPC,  there  has not been  any  adverse  change  in the  financial  condition, business or operations of the Borrower.

     (c)  All  financial   statements  and  other   statements,   documents  and
information furnished by the Borrower to WFFPC in connection with this Agreement and the Note and the  transactions  contemplated  hereunder  do not and will not contain any untrue  statement of material  fact or omit to state a material fact necessary  in order to make the  statements  contained  therein not  misleading.
Borrower has  disclosed  to WFFPC in writing any and all facts which  materially
and  adversely  affect  the  business,  properties,   operations  or  condition,
financial or otherwise,  of the Borrower,  or the Borrower's  ability to perform its obligations under this Agreement and the Note.

     Section 4.10 Taxes.  Borrower has filed and will file all tax returns which are  required  to be filed and has paid or will pay when due all taxes,  license and other fees with  respect to the  Collateral  and the  business  of  Borrower except  taxes  contested  in good faith for which  adequate  reserves  have been established by Borrower on its Books and Records.

     Section  4.11   Indebtedness.   Borrower   has  no  presently   outstanding
indebtedness  or obligations  including  contingent  obligations and obligations under leases of property from others,  except the  indebtedness  and obligations described in Exhibit G of this Agreement and in Borrower's  financial statements which have been  furnished to WFFPC from time to time pursuant to Section 6.2 of this Agreement.

     Section 4.12 Investments.  Borrower has no direct or indirect  Subsidiaries or Affiliates,  or investments in or loans to any other  individuals or business entities (other than Consumer  Purpose Loans),  except as described in Exhibit G of this Agreement.

     Section  4.13 ERISA.  Borrower and any  Subsidiary,  and each member of the
controlled   group  of  corporations   (as  such  term   "controlled   group  of
corporations"  is defined in Section 1563 of the Internal  Revenue Code of 1986,
as amended) of which  Borrower is a member,  is in  compliance  in all  material respects with all applicable provisions of ERISA and the regulations promulgated thereunder.  No reportable event, as such term (hereinafter called a "Reportable
Event") is defined in Title IV of ERISA,  has occurred  with respect to, nor has there been  terminated,  any Plan  maintained  for  employees of Borrower or any
Subsidiary  or any  member  of the  controlled  group of  corporations  of which
Borrower is a member.

     Section 4.14 Hazardous Wastes. Substances and Petroleum Products.

     (a)  Borrower  (i) has  received  all permits  and filed all  notifications necessary to carry on its respective business;  and (ii) is in compliance in all respects with all Environmental Control Statutes.

     (b) Borrower has not given any written or oral notice to the  Environmental
Protection Agency ("EPA") or any state or local agency with regard to any actual or imminently  threatened removal,  spill,  release or discharge of hazardous or toxic wastes,  substances or petroleum products or properties owned or leased by
Borrower or in connection with the conduct of its business and operations.

                                       17

     (c) Borrower has not received notice that it is potentially responsible for costs of  clean-up  of any actual or  imminently  threatened  spill,  release or discharge  of  hazardous or toxic  wastes or  substances  or petroleum  products pursuant to any Environmental Control Statute.

     Section 4.15  Solvency.  Borrower is, and after receipt and  application of the first  Advance  will be,  solvent such that (a) the fair value of its assets
(including  without  limitation the fair salable value of Borrower's  Intangible
Assets) is greater than the total amount of its liabilities,  including  without limitation,  contingent  liabilities,  (b) the present fair salable value of its assets  (including  without  limitation the fair salable value of its Intangible
Asset) is not less than the amount  that will be  required  to pay the  probable liability on its debts as they become  absolute and matured,  and (c) it is able to realize upon its assets and pay its debts and other  liabilities,  contingent obligations  and  other  commitments  as they  mature  in the  normal  course of business.  Borrower does not intend to, or believe that it will,  incur debts or liabilities beyond its ability to pay as such debts and liabilities  mature, and is not engaged in a business or transaction, or about to engage in a business or transaction,  for which its property would constitute unreasonably small capital after giving due consideration to the prevailing  practice and industry in which it is engaged.  For purposes of this Section  4.15,  in computing  the amount of contingent liabilities at any time, it is intended that such liabilities will be computed  at the  amount  which,  in light of all the  facts  and  circumstances existing at such time,  represents the amount that reasonably can be expected to become an actual matured liability.

     Section 4.16  Business  Location.  Borrower's  address set forth in Section
10.3 hereof is the location of Borrower's  principal  place of business and such address,  together with the addresses set forth on Exhibit H of this  Agreement, is the only location where Borrower keeps its records concerning the Collateral.
The  location of all other  places of business of the  Borrower and the names in which Borrower  conducts business at each such location are set forth in Exhibit
I to this Agreement.

     Section 4.17 Membership  Units.  All of the units of membership of Borrower are owned as described on Exhibit G to this  Agreement,  and all such membership units are fully paid and non-assessable.

     Section 4.18 No Extension  of Credit for  Securities.  Borrower is not, nor
will it be,  engaged  principally  or as one of its important  activities in the business  of  extending  credit for the  purpose of  purchasing  or  carrying or trading  in any  margin  stocks or margin  securities  (within  the  meaning  of
Regulations G, U and X of the Board of Governors of the Federal  Reserve System)
or other securities,  and no part of the proceeds of the Loan hereunder has been or will be applied for the purpose of  purchasing  or carrying or trading in any such stock or securities or of refinancing any credit previously extended, or of extending  credit to others,  for the purpose of purchasing or carrying any such margin stock,  margin  securities or other  securities in  contravention of such
Regulations.

                                       18

                                   ARTICLE 5
                               CONDITIONS TO LOAN

     Section 5.1  Documents  to be  Delivered  to WFFPC Prior to First  Advance.
Prior to the first Advance,  Borrower shall deliver or caused to be delivered to
WFFPC:

     (a)  Credit  Documents.  This  Agreement,  the  Note and all  other  Credit
Documents duly and properly executed by the parties thereto;

     (b) Uniform  Commercial  Code  Termination  Statements by Existing  Lender.
Borrower's existing lenders (other than WFFPC) shall have executed and delivered
(a) Uniform  Commercial  Code  termination  statements  and other  documentation
evidencing  the  termination  of  its  Liens  and  security   interests  in  the
Collateral, (b) written agreements that upon receipt of proceeds of the Advances such lender will deliver  Uniform  Commercial  Code  termination  statements and other  documentation  evidencing  the  termination  of the  Liens  and  security interests in the  Collateral  or (c)  Subordination  Agreements  with respect to existing  indebtedness  which is to continue in existence as Subordinated  Debt, all in a form and substance satisfactory to WFFPC in its sole discretion;

     (c)  Organizational  Documents.  A copy of  Borrower's  (i)  organizational documents,  certified as of a recent date by the secretary of state of the state of organization of the Borrower, and (ii) operating agreement and all amendments thereto,  certified as of a recent date by Borrower's  secretary;  together with certificates  of  good  standing,  existence  or  fact in  Borrower's  state  of organization  and in each  jurisdiction  in which  Borrower is  qualified  to do business;

     (d) Authorization  Documents. A certified copy of resolutions of Borrower's
Managers  authorizing the execution,  delivery and performance of the Note, this
Agreement and all other Credit Documents,  the pledge of the Collateral to WFFPC as security for the Loan made hereunder and the borrowing  evidenced by the Note and  designating  the  appropriate  officers  to execute  and deliver the Credit
Documents;

     (e)  Incumbency  Certificates.  A certificate  of Borrower's  secretary (or other  appropriate  officer) as to the  incumbency and signatures of officers of
Borrower signing this Agreement, the Note and other Credit Documents;

     (f) Opinion of  Counsel.  WFFPC  shall have  received a written  opinion of
Borrower's  counsel  addressed to WFFPC in form and  substance  satisfactory  to
WFFPC in its sole discretion;

     (g) Officer's Certificate. A certificate, dated the date of this Agreement, signed by the President of Borrower,  to the effect that (i) all representations and  warranties  set forth in this Agreement are true and correct as of the date hereof  in all  material  respects  and (ii) no  Default  or  Event  of  Default hereunder  has  occurred,  Borrower's  seal,  if  any,  being  affixed  to  such certificate and Borrower's secretary attesting thereto;

                                       19

     (h) Financing Statements and Collateral Documents.

          (i) the financing statements,  amendments thereto, and other documents required by Sections 3.2 and 3.3; and

          (ii) the Custodian Agreement(s) referenced in Section 3.3.

     (i) Subordination Documents.  The Subordination  Agreement(s) duly executed by each holder of  Subordinated  Debt,  together  with copies of the  documents, instruments and writings evidencing such Subordinated Debt;

     (j) Due  Diligence.  Completion  of  WFFPC's  due  diligence,  including  a collateral audit, with results satisfactory to WFFPC;

     (k) Financial Information.  A copy of each of the reports required pursuant to Section 6.2 of this Agreement for the period most recently ended prior to the date hereof;

     (l) Availability  Statement.  A completed  Availability  Statement required under Section 2.1(b) of this Agreement;

     (m) Request for Advance.  A completed  Request for Advance  required  under
Section 2.7(a) of this Agreement;

     (n)  Insurance.  Evidence of insurance  issued by a reputable  carrier with respect to Borrower's fire,  casualty,  liability,  and other insurance covering its Property, and any key owner/operator insurance.

     (o) Searches. Uniform Commercial Code, tax, judgment, PBGC and EPA searches against  Borrower in those offices and  jurisdictions  as WFFPC shall reasonably request which shall show that no financing  statement,  liens, or assignments or other  filings  have been filed or remain in effect  against the Borrower or any
Collateral except for those Liens,  financing  statements,  assignments or other filings  with  respect to which the  secured  party or  existing  lender (i) has delivered to WFFPC  Uniform  Commercial  Code  termination  statements  or other documentation  evidencing the termination of its Liens and security interests in
Collateral,  (ii) has agreed in writing  to  release or  terminate  its Lien and security  interest in  Collateral  upon  receipt of proceeds of the  Advances or
(iii) has delivered a Subordination  Agreement to WFFPC with respect to its Lien
and  security  interest  in  the  Collateral,   all  in  a  form  and  substance
satisfactory to WFFPC in its sole discretion.

     (p) Other  Documents.  Such  additional  documents as WFFPC  reasonably may request.

     Section 5.2  Conditions  to all Advances.  The  obligation of WFFPC to make each subsequent  Advance  hereunder  pursuant to Section 2.1 is conditioned upon
(a) the Borrower's  satisfaction of each of the conditions specified in Sections
2.1, 3.2, 3.3 and 5.1, (b) the continuing  accuracy of the  representations  and warranties  made by the Borrower under this  Agreement,  (c) the absence,  after giving  effect to such Advance and the receipt of the  proceeds  thereof and the retirement  of any  indebtedness  then being retired out of the proceeds of such

                                       20

Advance,  of any  Default  or Event of  Default;  and (d)  Borrower's  continued
compliance  with the  requirements  of  Section  6.3 (with  respect  to audit of
Collateral).

                                   ARTICLE 6
                        BORROWER'S AFFIRMATIVE COVENANTS

     In addition to the covenants contained in Article 3 and 4 of this Agreement relating to the Collateral,  until all  Obligations  have been satisfied in full and the  Commitment  has  expired or  otherwise  has been  terminated,  Borrower covenants and agrees as follows:

     Section 6.1  Borrower's  Place of Business and Books and Records.  Borrower
will promptly advise WFFPC in writing of (a) the establishment of any new places of business by Borrower  and of the  discontinuance  of any  existing  places of business of Borrower;  (b) the creation of any new  Subsidiaries  or  affiliated entities and (c) the acquisition and or use of any trade name or trade style.

     Section 6.2 Reporting-Requirements. Borrower will deliver to WFFPC:

     (a) within 18 days after the end of each month,  company prepared financial statements  of  Borrower's  business for such  previous  month,  consisting of a balance sheet,  income statement,  and consolidating  schedules as of the end of such  month,  all  in  reasonable  detail,  prepared  in  accordance  with  GAAP consistently applied, subject to year-end adjustments;

     (b) within 90 days after the close of each fiscal year, commencing with the fiscal year ending  December  31, 2000,  consolidated  financial  statements  of
Borrower  and its  consolidated  Subsidiaries  for the  fiscal  year then  ended consisting of a balance  sheet,  income  statement and statement of cash flow of
Borrower and its  consolidated  Subsidiaries  as of the end of such fiscal year, all in reasonable  detail,  including all  supporting  schedules and  footnotes, prepared in accordance with GAAP  consistently  applied,  and shall be certified without  qualification by an independent certified public accountant selected by
Borrower and acceptable to WFFPC and accompanied by the  unqualified  opinion of such  accountant;  and  cause  WFFPC  to be  furnished  (i) at the  time  of the completion of the annual audit, a certificate  signed by such accountants to the effect that to the best of their  knowledge  there exists no violation of any of the  financial  covenants  contained  in Section 6.4 hereof and that nothing has come to their  attention in the performance of the audit process that would lead such  accountants  to conclude  that there  exists a breach or  violation of any other  provision of this  Agreement or the  happening of any Event of Default or
Default  hereunder;  and (ii) at the time of completion  thereof,  a copy of any management  letter for Borrower and its  consolidated  Subsidiaries  prepared by such certified public accounting firm.

     (c) the documents  required to be furnished pursuant to Section 3.3 of this
Agreement;

     (d) within 18 days after the end of each month,  for the month then ending, reports in form and substance  satisfactory  to WFFPC,  as required  pursuant to
Section 3.3, setting forth an aging of Receivables,  Schedule of Receivables and
Assignment and an Availability Statement;

                                       21

     (e)  within  90  days  after  the  end of  each  calendar  year,  financial statements for each Guarantor, in form and substance satisfactory to WFFPC;

     (f) upon  request  of  WFFPC,  copies of  Borrower's  income  tax  returns, including  any  schedules  attached  thereto,  filed with the  Internal  Revenue
Service; and

     (g) books and records  consisting of data tape  information  promptly after request therefor by WFFPC.

     Section 6.3 Borrower's  Books and Records.  The Borrower will keep accurate and complete Books and Records  concerning  the Collateral and all  transactions with respect thereto  consistent  with sound business  practices and will comply with WFFPC's  reasonable  requirements,  from time to time in effect,  including those concerning the submission of reports on all items of Collateral  including those which are deemed to be delinquent.  The form of delinquency  reports,  the frequency with which such reports shall be submitted to WFFPC (which in any case shall be no less  frequently  than monthly) and the  standards  for  determining which Collateral  transactions are deemed delinquent for this purpose,  shall at all times be satisfactory  to WFFPC.  WFFPC shall have the right at any time and from time to time during regular business hours to inspect,  audit, and copy the
Books and Records of Borrower and inspect and audit any Collateral.

     Section 6.4 Financial  Covenants.  At all times Borrower shall maintain the following  financial  covenants (based on consolidated  financial  statements of
Borrower and its consolidated Subsidiaries unless otherwise indicated):

     (a) EBITDA  Ratio.  Maintain,  as of the end of each fiscal year, an EBITDA
Ratio of not less than 1.25 to 1.0.

     (b) Senior  Debt to Capital  Base.  Maintain  at all times a Senior Debt to
Capital Base Ratio of not more than 4.75 to 1.0.

     (c) Allowance for Loan Losses. Maintain at all times the aggregate value of its  Allowance for Loan Losses,  as  calculated  in accordance  with GAAP, in an amount  not  less  than  the  greater  of (a) 7% of the  total  net  outstanding
Receivables or (b) net outstanding  Receivables multiplied by the rolling twelve month ratio of net  charge-offs to average net  Receivables  outstanding  during such twelve month period or (c) an amount pursuant to the  recommendation of the independent  certified  public  accountant  auditing  the  Borrower's  financial statements.

     (d) Minimum  Tangible Net Worth.  Maintain a Minimum  Tangible Net Worth of
$5,500,000.00 from the date of this Agreement until December 3l, 2001, a Minimum
Tangible Net Worth of $6,000,000.00 from January 1, 2002 until December 31, 2002 and a Minimum  Tangible  Net Worth of  $6,500,000.00  from January l, 2003 until
December 31, 2003.

     (e) Charge-off  Policy.  Accounts must be charged-off  when they become 180 days  or  more  delinquent  on a  contractual  aging  basis  and 60 days or more recently delinquent.

                                       22

     Section 6.5 Compliance With Applicable Law.

     (a)  All  Receivables  shall  comply  in all  material  respects  with  all applicable  federal,  state and local laws, rules,  regulations,  proclamations, statutes, orders and interpretations at the time when WFFPC obtains any interest therein pursuant to this Agreement.

     (b) Borrower shall comply in all respects with all local, state and federal laws and regulations applicable to its business including without limitation the
Consumer  Finance  Laws,  Environmental  Control  Statutes,  and  all  laws  and regulations of the Local Authorities, and the provisions and requirements of all
franchises,   permits,   certificates  of  compliance  and  approval  issued  by
regulatory  authorities and other like grants of authority held by Borrower; and
notify  WFFPC  immediately  (and in detail) of any actual or alleged  failure to comply  with or perform,  breach,  violation  or default  under any such laws or regulations or under the terms of any of such franchises or licenses,  grants of authority, or of the occurrence or existence of any facts or circumstances which with the passage of time, the giving of notice or otherwise  could create such a breach,  violation or default or could  occasion the  termination of any of such franchises or grants of authority.

     (c) With respect to the  Environmental  Control  Statutes,  Borrower  shall notify WFFPC when,  in  connection  with the conduct of  Borrower's  business or operations, any person (including, without limitation, EPA or any state or local agency) provides oral or written notification to Borrower or any Subsidiary with regard  to an  actual  or  imminently  threatened  removal,  spill,  release  or discharge of hazardous or toxic wastes,  substances or petroleum  products;  and notify  WFFPC  immediately  (and in detail)  upon the  receipt by Borrower of an assertion of liability under the Environmental  Control Statutes,  of any actual or alleged failure to comply with or perform, breach, violation or default under any such statutes or regulations or of the occurrence or existence of any facts, events or circumstances which with the passage of time, the giving of notice, or both, could create such a breach, violation or default.

     Section 6.6 Notice of Default.  Borrower will promptly  notify WFFPC of the occurrence of any Default or Event of Default  hereunder or under the Note or of any fact, condition or event which, with the giving of notice,  passage of time, or both, would become a Default or an Event of Default.

     Section 6.7 Corporate Existence.  Properties. Borrower will (a) do or cause to be done all things  necessary  to preserve  and keep in full force and effect its  corporate  existence,  rights  and  franchises  and  comply  with  all laws applicable to it; (b) maintain,  preserve and protect all  franchises,  licenses and trade names and preserve all the remainder of its property used or useful in the  conduct  of its  business;  and  (c)  maintain  in  effect  insurance  with responsible  and reputable  insurance  companies or associations in such amounts and covering such risks as shall be consistent with prudent  business  practices in the  industry  and  furnish  to WFFPC from time to time,  upon their  request therefor, evidence of same.

     Section 6.8 Payment of  Indebtedness;  Taxes.  Borrower will (a) pay all of its indebtedness  and obligations  promptly and in accordance with normal terms;
and (b) pay and discharge or cause to be paid and discharged promptly all taxes, assessments,  and  governmental  charges or levies  imposed  upon it or upon its income and profits,  or upon any of its property,

                                       23

real, personal or mixed, or upon any part thereof,  before the same shall become in default,  as well as all lawful  claims for labor,  materials and supplies or otherwise  which, if unpaid,  might become a lien or charge upon such properties or any part thereof; provided,  however, that the Borrower shall not be required to  pay  and  discharge  or  to  cause  to  be  paid  and  discharged  any  such indebtedness,  tax,  assessment,  charge,  levy or claim so long as the validity thereof  shall be contested  in good faith by  appropriate  proceedings  and the
Borrower shall have set aside on its books adequate reserves (as may be required in accordance with GAAP) with respect to any such indebtedness, tax, assessment, charge, levy or claim, so contested.

     Section 6.9 Notice Regarding Any Plan. Borrower shall furnish to WFFPC:

     (a) as soon as  possible,  and in any event within 10 days after any senior officer of Borrower  knows or has reason to know that any  Reportable  Event has occurred  with  respect  to any  Plan  maintained  in  whole  or in part for the employees of Borrower or any of its  Subsidiaries,  a statement of the President or Treasurer of Borrower  setting forth details as to such Reportable  Event and the action which is proposed to be taken with respect  thereto,  together with a copy of the  notice  of such  Reportable  Event  given  to the  Pension  Benefit
Guaranty Corporation; and

     (b) promptly after receipt thereof, a copy of any notice which Borrower may receive from the Pension Benefit Guaranty  Corporation relating to the intention of Borrower to terminate any Plan maintained in whole or in part for the benefit of employees of any Borrower or any of its  Subsidiaries or to appoint a trustee to administer any such Plan.

     Section  6.10 Other  Information.  From time to time upon request of WFFPC,
Borrower will furnish to WFFPC such additional information and reports regarding the Collateral and the operations,  businesses, affairs, prospects and financial condition of Borrower and its Subsidiaries as WFFPC may request.

     Section  6.11  Litigation.  Borrower  will  promptly  notify  WFFPC  of any litigation or action instituted or, to Borrower's knowledge,  threatened against
Borrower  or any of its  Subsidiaries  and of the entry of any  judgment or lien against  any  property  of  Borrower  in an amount of  $50,000 or more as to any separate action, litigation, judgment or lien instituted,  threatened or entered or in an  aggregate  amount of $200,000 or more as to all  actions,  litigation, judgment, or liens instituted, threatened or entered.

     Section 6.12 Business  Location.  Borrower shall notify WFFPC: (a) at least
30 days prior to: (i) any proposed  change in its  principal  place of business;
(ii) any  additional  places of business of  Borrower or any  Subsidiaries;  and
(iii) the names in which  Borrower or any Subsidiary  conducts  business at each such location; and (b) at least one Business Day prior to any proposed change in or  additional  custodians  under any  Custodian  Agreement  (which change in or additional custodian shall be acceptable to WFFPC in its sole discretion).  Upon request of WFFPC,  Borrower will execute and deliver such  additional  financing statements, amendments thereto, Custodian Agreement(s) or amendments thereto and such other additional documents,  instruments and writings,  and take such other action as WFFPC shall request to obtain,  maintain or continue its perfected and first priority Lien on and security interest in the Collateral.

                                       24

     Section  6.13  Operations.  Borrower  shall  maintain  satisfactory  credit underwriting and operating standards, including, with respect to each obligor of each Receivable, the completion of an adequate investigation of such obligor and a  determination  that the credit  history and  anticipated  performance of such obligor is and will be satisfactory and meets the standards  generally  observed by prudent finance companies.

                                   ARTICLE 7
                               NEGATIVE COVENANTS

     Borrower  covenants and agrees with WFFPC that until all  Obligations  have been  satisfied in full and the  Commitment  has expired or  otherwise  has been terminated,  Borrower will not do any of the following without the prior written consent of WFFPC, which consent shall not be unreasonably withheld:

     Section 7.1  Payments to and  Transactions  with  Affiliates.  (a) Make any loan,  advance,  extension  of  credit or  payment  to any  Affiliate,  officer, employee,  member or manager of Borrower or any  Affiliate or (b) enter into any other transaction,  including,  without limitation, the purchase, sale, lease or exchange of property,  or the rendering or any service, to or with any Affiliate or any member,  officer,  or employee  of Borrower or any  Affiliate  except for other transactions with or services rendered to any Affiliate of the Borrower in the ordinary  course of business and pursuant to the reasonable  requirements of the  business  of such  Affiliate  and upon terms  found by the  managers of the
Borrower to be fair and  reasonable  and no Less  favorable to the Borrower than would obtain in a comparable  arms' length  transaction  with a person or entity not  affiliated  with or  employed  by the  Borrower;  provided,  however,  that
Borrower  may in any event pay  reasonable  compensation  and  reimbursement  of expenses to any such  employee or officer in the ordinary  course of  Borrower's business  consistent and commensurate  with industry custom and practice for the services provided by such person.

     Section 7.2 Restricted Payments.  Make any Restricted Payment,  except that the Borrower may (a) make  distributions  to its members in amounts equal to the state and federal  income taxes owed by such member in respect of taxable income of  the  Borrower  and  (b)  make  payments  of  principal  of and  interest  on
Subordinated Debt, provided  immediately prior to and after giving effect to any distribution or payment no Default or Event of Default shall exist.

     Section 7.3 Indebtedness.  Borrow any monies or create any Debt except: (a)
borrowings from WFFPC hereunder;  (b) Subordinated  Debt; (c) trade indebtedness in the  normal and  ordinary  course of  business  for value  received;  and (d)
indebtedness  and  obligations  incurred  to  purchase or lease fixed or capital assets.

     Section 7.4  Guaranties.  Guarantee or assume or agree to become  liable in any way,  either  directly or  indirectly,  for any additional  indebtedness  or liability of others except to endorse checks or drafts in the ordinary course of business.

     Section  7.5  Nature of  Business.  Engage in any  business  other than the business in which Borrower  currently is engaged or make any material  change in the nature of the financings

                                       25

which  Borrower  extends,  including  without  limiting  the  generality  of the foregoing, matters relating to size, type, term, nature and dollar amount.

     Section 7.6 Negative Pledge. Assign,  discount,  pledge, sell, grant a Lien in or otherwise  dispose of or encumber any Receivables or the Collateral except as contemplated by this Agreement.

     Section 7.7 Investments and Acquisitions. Make any investments in any other firm,  entity or  corporation;  or enter  into any new  business  activities  or ventures  not  related to  Borrower's  business  existing as of the date of this
Agreement; or create or form any Subsidiary of the Borrower.

     Section 7.8  Compliance  with Formula.  Permit the aggregate  amount of all
Advances outstanding at any time to exceed the Borrowing Base.

     Section 7.9 Mergers, Sales, Divestitures.  Acquire all or substantially all of the assets or shares of stock of or other equity interest in any entity, be a party to any  consolidation or merger or sell,  transfer or otherwise dispose of any Collateral or all or any substantial part of its Property.

     Section 7.10 Use of Proceeds.  Use the proceeds of any loan or advance made by WFFPC  hereunder for purposes  other than in connection  with the  Borrower's consumer lending activities.

     Section  7.11  Ownership  and  Management.  Allow  Borrower to be owned and controlled directly or indirectly by any person or entity other than the members and  senior  management  that own and  control  Borrower  as of the date of this
Agreement.

     Section 7.12 Amendment to Subordinated  Debt. Amend or permit the amendment of the  documents  and  instruments  evidencing  Subordinated  Debt or make  any prepayment on account of such  Subordinated  Debt which is not otherwise allowed to be made under the  subordination  provisions  applicable to such Subordinated
Debt.

                                   ARTICLE 8
                                EVENTS OF DEFAULT

     Each of the  following  events shall  constitute  an Event of Default under this Agreement:

     Section 8.1 Failure to Make  Payments.  The failure of Borrower to make any payment of principal or interest  under the Note or this  Agreement or any other payment  hereunder or in respect of any other  Obligation  within 10 days of the date when due.

     Section 8.2  Information.  Representations  and  Warranties.  Any financial
statement,   written  information   furnished  or  representation  or  warranty,
certificates,  document  or  instrument  made or given  by  Borrower  herein  or furnished  in  connection  herewith  shall be false,  misleading  or  incorrect;
provided,  however,  that with respect to clerical or administrative  errors in,
Borrower  shall  have 10 days  following  the  earlier  of (a) the date on which
Borrower had or should have

                                       26

had  actual  knowledge  of such  error,  or (b) the date on which  Borrower  was required to report the same to WFFPC  pursuant to the  applicable  provisions of
this  Agreement,   in  which  to  correct  such  error  to  WFFPC's   reasonable
satisfaction.

     Section 8.3 Financial and Negative  Covenants.  The failure of the Borrower to observe,  perform or comply with any of the  covenants  set forth in Sections
6.4 or 7.1 through 7.12 of this  Agreement,  which failure has not been cured to
WFFPC's reasonable  satisfaction within 5 days after the earlier of (a) the date on which Borrower had or should have had actual knowledge of such failure or (b)
the date on which  Borrower was required to report the same to WFFPC pursuant to the applicable  provisions of this Agreement or (c) the date on which WFFPC gave notice to Borrower of such failure.

     Section  8.4  Covenants  and  Agreements.  The  failure of the  Borrower to observe,  perform or comply  with any other  covenant,  warranty,  agreement  or provision  of the Note or this  Agreement or any other  Credit  Document,  which failure  has not been cured to WFFPC's  reasonable  satisfaction  within 15 days after the  earlier  of (a) the date on which  Borrower  had or  should  have had knowledge  of such  failure,  or (b) the date on which  WFFPC gave notice to the
Borrower of such default.

     Section 8.5 Collateral.  At any time after the grant to WFFPC of a security interest in or Lien upon any Collateral,  WFFPC's interest therein shall for any reason cease to be a valid and subsisting  first priority Lien in favor of WFFPC and/or a valid and  perfected  first  priority  security  interest in and to the
Collateral  purported  to be  covered  thereby  having  the  priority  set forth therein.

     Section 8.6 Defaults  Under Other  Agreements.  Any default by the Borrower under any other agreement to which Borrower is a party and with respect to which the amount claimed  exceeds  $50,000,  singly or in the aggregate,  not cured to
WFFPC's reasonable  satisfaction on or before the earlier of (a) the date 5 days after Borrower had or should have had knowledge of such default, or (b) the date on which the  applicable  indebtedness  in excess of $100,000,  singly or in the aggregate, of Borrower is accelerated or rights of Borrower are terminated.

     Section 8.7 Certain  Events.  The  occurrence of any of the following  with respect to Borrower:

     (a)  Voluntary  Proceedings.  It shall  (i)  apply  for or  consent  to the appointment of a receiver,  custodian, trustee or liquidator of itself or of all or a substantial part of its property, (ii) be generally not paying its debts as such debts become due as defined in the United  States  Bankruptcy  Code,  (iii)
make a general  assignment  for the benefit of its  creditors,  (iv)  commence a voluntary case under the Bankruptcy  Code, (v) fail to controvert in a timely or appropriate manner, or acquiesce in writing to, any petition filed against it in any  involuntary  case under the  Bankruptcy  Code,  or (vi) take any  corporate action for the purpose of effecting any of the foregoing.

     (b) Involuntary Proceeding. A proceeding or case shall be commenced against it without its  application  or consent in any court of competent  jurisdiction, seeking  (i)  the  liquidation,  reorganization,  dissolution,  winding  up,  or composition or  readjustment of debts, of

                                       27

it, (ii) the appointment of a trustee,  receiver,  custodian,  liquidator or the like for it or of all or any  substantial  part of its assets,  or (iii) similar relief in respect of it under any law providing  for the relief of debtors,  and such  proceeding or case shall  continue  undismissed or unstayed and in effect, for a period of 45 days,  or an order for relief  against it shall be entered in an involuntary case under the Bankruptcy Code.

     (c) Reportable and Other Events. (i) The occurrence of any Reportable Event which  either  WFFPC  determines  in  good  faith  constitutes  ground  for  the termination of any Plan by the Pension Benefit Guaranty  Corporation ("PBGC") or
for the  appointment  by the  United  States  District  Court  of a  trustee  to administer  any  Plan;  (ii)  the  institution  by the  PBGC of  proceedings  to terminate any Plan; or (iii) the failure of Borrower,  or any Subsidiary to meet the minimum funding standards established in Section 412 of the Internal Revenue
Code of 1986, as amended.

     (d) Change in Ownership or Control.  Borrower  shall be owned or controlled directly or  indirectly  by any person or entity other than the members that own or control  Borrower as of the date of this  Agreement or senior  management  of
Borrower as of the date of this Agreement.

     Section 8.8 Possession of Collateral. A judgment creditor of Borrower shall take possession or file  proceedings to attempt to take possession of any of the
Collateral  by any  means  including  without  limitation,  by levy,  distraint, replevin, self-help, seizure or attachment.

     Section 8.9 Credit  Documents.  An event of default (however defined) shall occur under any Credit Document or under any other security agreement, mortgage, deed  of  trust,  assignment  or  other  instrument  or  agreement  securing  or supporting  any  obligation  of the Borrower  under this  Agreement or under the
Note.

                                   ARTICLE 9
                          REMEDIES OF WFFPC AND WAIVER

     Section 9.1 WFFPC's Remedies.  Immediately upon the occurrence of any Event of Default specified in this Agreement, the obligation of WFFPC to make Advances shall  terminate and WFFPC may declare the Loan made pursuant to this  Agreement and any other Obligation,  together with all accrued  interest,  immediately due and payable without presentment,  notice of dishonor,  protest or further notice of any kind, all of which Borrower hereby expressly waives. Upon such occurrence and/or  declaration,  WFFPC shall have,  in addition to the rights and  remedies given to it by the Note and this Agreement and the other Credit  Documents,  all the rights and  remedies  of a secured  party as  provided  in the Iowa  Uniform
Commercial  Code  (regardless  of  whether  such  Code has been  adopted  in the jurisdiction  where such rights and remedies are asserted) and without  limiting the generality of the foregoing,  and without demand of performance  and without other notice (except as  specifically  required by the Note or this Agreement or the  documents  executed  in  connection  herewith)  or demand  whatever  to the
Borrower all of which are hereby expressly waived, WFFPC may, in addition to all the  rights  conferred  upon it by law,  exercise  one or more of the  following rights  successively or concurrently:  (a) to take possession of the Collateral, or any evidence  thereof,  proceeding  without  judicial  process or by judicial process  (without a prior hearing or notice  thereof,  which the Borrower hereby expressly  waives),  (b) to  lawfully  dispose  of the  whole or any part of the

                                       28

Receivables or any  Collateral,  or any other  Property,  instrument or document pledged  as  security  for any  Obligation  at public or private  sale,  without advertisement  or demand upon the Borrower,  or upon any obligor of Receivables, the Collateral,  or any other security,  the same being hereby waived, except to the extent  otherwise  required  by law,  with the right on the part of WFFPC or their  respective  nominees to become the  purchaser  thereof as provided by law absolutely  freed and discharged  from any equity of redemption,  and all trusts and other claims  whatsoever;  (c) after  deduction of all reasonable  legal and other costs and expenses permitted by law,  including  attorneys' fees, to apply the  Collateral  or all or any portion of proceeds  thereof on account of, or to hold as a reserve against, all Borrower's  Obligations;  and (d) to exercise any other rights and remedies available to it by law or agreement.  Any remainder of the proceeds after  satisfaction in full of the Borrower's  Obligations shall be distributed as required by applicable  law. Notice of any sale or disposition of
Collateral  shall be given to  Borrower  at least 10  Business  Days  before any intended public sale or the time after which any intended  private sale or other disposition  of the  Collateral is to be made,  which  Borrower  agrees shall be reasonable  notice  of  such  sale or  other  disposition.  Notwithstanding  the foregoing,  upon the  occurrence  of an Event of  Default  described  in Section
8.7(a) or (b) hereof,  the Loan made  pursuant to this  Agreement  and all other
Obligations,  together with all accrued  interest,  shall be immediately due and payable in full without  presentment,  demand, or protest or notice of any kind, all of which Borrower hereby expressly waives.

     Section 9.2 Waiver and Release by the Borrower.  To the extent permitted by applicable  law,  Borrower:  (a) waives (i) presentment and protest of the Notes and this Agreement or any Receivables held by WFFPC on which Borrower is any way liable and (ii) notice and  opportunity to be heard,  after  acceleration in the manner provided in Article 9 of this Agreement,  before exercise by WFFPC of the remedies of  self-help  or set-off  permitted  by law or by any  agreement  with
Borrower, and except where required hereby or by law, notice of any other action taken by WFFPC; and (b) releases WFFPC and its respective  officers,  attorneys, agents and  employees  from all  claims for loss or damage  caused by any act or omission on the part of WFFPC or its respective officers,  attorneys, agents and employees, except willful misconduct or gross negligence.

     Section  9.3 No Waiver.  Neither  the  failure nor any delay on the part of
WFFPC to exercise any right, power or privilege under the Note or this Agreement shall operate as a waiver thereof,  nor shall any single or partial  exercise of any right,  power or privilege preclude any other further exercise of any right, power or privilege.

                                   ARTICLE 10
                                  MISCELLANEOUS

     Section 10.1 Indemnification and Release Provisions. Borrower hereby agrees to defend WFFPC and its  directors,  officers,  agents,  employees and attorneys from, and hold each of them harmless  against,  any and all losses,  liabilities
(including  without  limitation  settlement  costs and amounts,  transfer taxes,
documentary   taxes,  or  assessments  or  charges  made  by  any   governmental
authority), claims, damages, interests, judgments, costs, or expenses, including without limitation fees and disbursements of attorneys,  incurred by any of them arising out of or in connection with or by reason of this Agreement,  the making of the Loan or any Collateral,  or

                                       29

any other Credit Document,  including  without  limitation,  any and all losses, liabilities,  claims, damages, interests,  judgments, costs or expenses relating to or arising under any Consumer Finance Laws or  Environmental  Control Statute
or the  application  of any such  statute to  Borrower's  properties  or assets.
Borrower hereby releases WFFPC and its respective directors,  officers,  agents, employees  and  attorneys  from any and all claims for loss,  damages,  costs or expenses  caused or alleged to be caused by any act or  omission  on the part of any of them,  other  than  such  loss,  damage  cost or  expense  which has been determined by a court of competent jurisdiction to have been caused by the gross negligence or willful misconduct of WFFPC. All obligations  provided for in this
Section 10.1 shall survive any  termination  of this Agreement or the Commitment and the repayment of the Loan.

     Section 10.2 Amendments and Applicable  Law. Unless  otherwise set forth in this  Agreement,  no amendment or waiver of any provision of this  Agreement nor consent  to any  departure  by the  Borrower  therefrom  shall  in any  event be effective  unless  the same  shall be in  writing  and  signed  by  WFFPC.  This
Agreement and all documents  given in connection  herewith shall be construed in accordance with the laws of the State of Iowa.

     Section 10.3 Notices. All communications provided for hereunder shall be in writing and shall be deemed to have been delivered, when delivered in person, or
3 days after  having  been sent by  certified  mail,  postage  pre-paid,  return receipt requested, by 1 day after having been sent by reliable overnight courier or by telecopier, as follows:

         If to WFFPC:

                  Wells Fargo Financial Preferred Capital, Inc.
                  206 Eighth Street
                  Des Moines, Iowa 50309
                  (515) 557-7416
                  (800) 569-5016
                  FAX (515) 557-8215

         If to the Borrower:

                  Coastal Credit Company, L.L.C.
                  Att. William E. McKnight, President
                  3852 Virginia Beach Blvd.
                  Virginia Beach, VA 23452
                  (757) 340-6000
                  FAX (757) 340-3716

or to such  other  address  as any party  shall  specify  to the other  party in writing in accordance with this Section 10.3.

     Section 10.4  Termination  and Release.  This Agreement shall not terminate until  all  amounts  due under the Note,  this  Agreement  and any other  Credit
Document and other Obligations,  together with all interest and costs due, shall have been  indefeasible paid in full and the Commitment has expired or otherwise has been terminated.  Upon such termination and

                                       30

payment,  the  Collateral  securing the Loan,  the Note,  this Agreement and the other  Obligations  shall be released from the  provisions of this Agreement and any  right,  title  and  interest  of  WFFPC  in or to  the  same  shall  cease.
Thereafter,  WFFPC  agrees to  deliver to the  Borrower  such  documents  as the
Borrower may  reasonably  request to release of record any security  interest or lien of WFFPC in the Collateral.

     Section 10.5  Counterparts.  This  Agreement may be executed in two or more counterparts,  each of which  shall be deemed an  original,  and it shall not be necessary in making proof of this  Agreement to produce or account for more than one such counterpart.

     Section 10.6 Costs,  Expenses and Taxes. Borrower agrees to pay immediately upon demand therefor, all legal fees and out-of-pocket expenses of WFFPC related to the preparation, negotiation, documentation, execution, filing or delivery of this Agreement or any other Credit Document and any and all waivers,  amendments or  modifications  of any of  the  Credit  Documents  or  any of the  terms  and provisions thereof and, following any Default or Event of Default hereunder, any and all audits and required  inspections  permitted  under this Agreement or any other Credit Document.  Borrower shall also pay immediately upon demand therefor all fees (including  without  limitation,  legal fees), costs and other expenses incurred  in  connection  with  collection  of  the  Loan,  the  maintenance  or preservation of the security interest in the Collateral,  the sale,  disposition or other  realization on the  Collateral,  or the  enforcement of WFFPC's rights hereunder or under any Credit Document. In addition,  Borrower agrees to pay any and all stamp and other taxes or filing fees payable or determined to be payable in connection  with the  execution and delivery of the Note and this  Agreement, the Collateral and other documents to be delivered hereunder, and agrees to save
WFFPC  harmless  from and against  any and all  liabilities  with  respect to or resulting from any delay in payment or omission to pay such taxes.

     Section 10.7 Successors and Assigns. This Agreement shall bind and inure to the benefit of each signatory,  its successors and assigns,  provided,  however, that  Borrower may not make an assignment  of this  Agreement  without the prior written consent of WFFPC.

     Section 10.8  Effectiveness of Agreement.  Anything to the contrary in this
Agreement  notwithstanding,  the provisions  hereof shall not be effective until this  Agreement is: (a) duly executed,  and delivered by authorized  officers of
Borrower  to  WFFPC  office  in Des  Moines,  Iowa;  and (b) duly  signed  by an authorized officer of WFFPC.

     Section 10.9 JURISDICTION AND VENUE. IN ANY JUDICIAL PROCEEDING  INVOLVING,
DIRECTLY OR  INDIRECTLY,  ANY MATTER ARISING OUT OF OR RELATED TO THIS AGREEMENT
OR ANY CREDIT  DOCUMENT  OR THE  RELATIONSHIP  ESTABLISHED  HEREUNDER,  BORROWER
HEREBY  IRREVOCABLY  SUBMITS TO THE  NON-EXCLUSIVE  JURISDICTION OF ANY STATE OR
FEDERAL COURT  LOCATED IN ANY COUNTY IN THE STATE OF IOWA WHERE WFFPC  MAINTAINS
AN OFFICE AND AGREES NOT TO RAISE ANY OBJECTION TO SUCH  JURISDICTION  OR TO THE
LAYING  OR  MAINTAINING  OF THE  VENUE OF ANY SUCH  PROCEEDING  IN SUCH  COUNTY.
BORROWER  AGREES  THAT  SERVICE OF PROCESS  IN ANY SUCH  PROCEEDING  MAY BE DULY
EFFECTED UPON IT BY MAILING A COPY THEREOF, BY REGISTERED MAIL, POSTAGE PREPAID,
TO BORROWER.

                                       31

     Section  10.10 WAIVER OF JURY TRIAL.  EACH PARTY HERETO HEREBY WAIVES TRIAL
BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER
(WHETHER  SOUNDING IN TORT,  CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF OR
RELATED TO THIS AGREEMENT OR ANY CREDIT DOCUMENT OR THE RELATIONSHIP ESTABLISHED
HEREUNDER.  THIS PROVISION IS A MATERIAL INDUCEMENT FOR WFFPC TO ENTER INTO THIS
AGREEMENT.

     Section 10.11 REVIEW BY COUNSEL.  BORROWER ACKNOWLEDGES THAT IT HAS HAD THE
ASSISTANCE  OF  COUNSEL  IN THE  REVIEW AND  EXECUTION  OF THIS  AGREEMENT  AND,
SPECIFICALLY,  SECTIONS 10.9 AND 10.10 HEREOF, AND FURTHER ACKNOWLEDGES THAT THE
MEANING AND EFFECT OF THE FOREGOING  WAIVER OF JURISDICTION  AND VENUE OBJECTION
AND JURY TRIAL HAVE BEEN FULLY EXPLAINED TO BORROWER BY ITS COUNSEL.

     Section 10.12 [Intentionally Omitted]

     Section 10.13 Acknowledgment of Receipt. The Borrower  acknowledges receipt of a copy of this  Agreement,  the Note,  each  Credit  Document  and each other document and agreement executed by the Borrower in connection with the Agreement or the Obligations.

     Section 10.14 Rule of Construction.  This Agreement merely amends, and does not  supersede,  the Finance  Agreement  dated as of September  14,  1998.  This
Agreement  and the Finance  Agreement  dated as of  September  14, 1998 shall be construed  together,  and the Finance  agreement  dated as of September 14, 1998 shall  remain in full force and effect  except to the extent  that its terms are inconsistent  with the express terms of this  Agreement,  in which instances the
Finance  Agreement  dated as of September 14, 1998 shall be deemed amended so as to conform with the terms of this Agreement.

     IMPORTANT:  READ BEFORE SIGNING. THE TERMS OF THIS AGREEMENT SHOULD BE READ
     CAREFULLY  BECAUSE  ONLY THOSE TERMS IN WRITING ARE  ENFORCEABLE.  NO OTHER
     TERMS OR ORAL  PROMISES  NOT  CONTAINED  IN THIS  WRITTEN  CONTRACT  MAY BE
     LEGALLY  ENFORCED.  YOU MAY  CHANGE  THE  TERMS OF THIS  AGREEMENT  ONLY BY
     ANOTHER WRITTEN AGREEMENT.

     IN WITNESS  WHEREOF,  the parties  hereto have caused this  Agreement to be executed and delivered by their proper and duly  authorized  officers,  upon the date first above written.

                                         COASTAL CREDIT, L.L.C.

                                         By: /s/ William E. McKnight
                                            ------------------------------------
                                         Name:    William E. McKnight
                                         Title:   President

                                       32

ATTEST:                                  WELLS FARGO FINANCIAL
                                         PREFERRED CAPITAL, INC.

By:      /s/ Tom Murphy                  By:      /s/ Russ Cross
   -------------------------------          --------------------------------
Name:    Tom Murphy                      Name:    Russ Cross
Title:   Vice President                  Title:   President

EXHIBITS

  Exhibit A:    Form of Advance Request
  Exhibit B:    Form of Availability Statement
  Exhibit C:    Form of Custodian Agreement
  Exhibit D:    Form of Promissory Note
  Exhibit E:    Form of Schedule of Receivables and Assignment
  Exhibit F:    Form of Subordination Agreement
  Exhibit G:    Form of Disclosure Pursuant to Representations and Warranties
  Exhibit H:    Locations of Borrower's Collateral Records
  Exhibit I:    All other locations of Borrower and Borrower's names